UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street, Suite 400 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Capital Market

Item 1.01 Entry Into a Material Definitive Agreement.

To the extent required, the information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement

As previously disclosed, on October 11, 2022, Jaguar Health, Inc. (the “Company”) entered into an Amended and Restated License and Services Agreement (the “License Agreement”) with SynWorld Technologies Corporation (“Licensee”), C&E Telecom, LTD (“C&E Telecom”), and Tao Wang (“Wang”), which License Agreement amended and restated in entirety the License and Services Agreement, dated as of June 28, 2022, by and among the same parties, as amended by that certain First Amendment to the License and Services Agreement, dated as of August 18, 2022, by and between the Company and Licensee, for the grant of certain licenses by the Company to Licensee to commercialize the Product (as defined in the License Agreement) and the engagement of Licensee by the Company to obtain regulatory approval for the Product to treat all forms of diarrhea in dogs in the Licensee Territory (as defined in the License Agreement).

On January 31, 2023, the Company, Licensee, C&E Telecom and Wang entered into a Mutual Termination of License Agreement (the “Termination Agreement”), pursuant to which the parties agreed to mutually terminate the License Agreement, effective as of January 31, 2023. Following its termination, the License Agreement is void, and there is no liability thereunder on the part of any party thereto except as set forth in the Termination Agreement.

The Termination Agreement contains mutual releases by all parties thereto, for all claims known and unknown, relating and arising out of, or relating to, among other things, the License Agreement, or the transactions contemplated by the License Agreement.

The foregoing descriptions of the License Agreement and the Termination Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the full text of the License Agreement, which was previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission by the Company on October 14, 2022, and the full text of the Termination Agreement, which is attached hereto as Exhibit 10.1, each of which is incorporated by reference herein.

Item 7.01.   Regulation FD Disclosure.

On February 1, 2023, the Company issued a press release announcing the termination of the License Agreement, a copy of which is furnished as Exhibit 99.1.

The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Mutual Termination of License Agreement, dated as of January 31, 2023, by and among Jaguar Health, Inc., SynWorld Technologies Corporation, C&E Telecom, LTD, and Tao Wang.
99.1	Press Release Announcing Termination of the License Agreement, dated February 1, 2023.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

	By:	/s/ Lisa A. Conte
		Name:	Lisa A. Conte
		Title:	Chief Executive Officer & President

Date: February 6, 2023

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